Certain identified information has been excluded from this exhibit because it is both not material and is the type that the registrant treats as private or confidential. Information that was omitted has been noted in this document with a placeholder identified by the mark “[***]”.

Kymera Therapeutics, Inc.

500 North Beacon Street, 4th Floor

Watertown, MA 02472

Attn: Chief Executive Officer

with a copy (which will not constitute notice)

to: Goodwin Procter LLP

Attn: Sarah Solomon

100 Northern Avenue

Boston, MA 02210

By Email and FedEx

April 10, 2025

Re: Amended and Restated Collaboration and License Agreement, dated November 15, 2022 – [***]

Dear Ladies and Gentlemen,

Reference is hereby made to the Amended and Restated Collaboration and License Agreement, entered into as of November 15, 2022, by and between Kymera Therapeutics, Inc., a corporation organized under the laws of the State of Delaware (“Kymera”), and Genzyme Corporation, a corporation organized under the laws of the Commonwealth of Massachusetts (“Sanofi”), as amended by that certain Letter, entered into as of November 14, 2023, by and between Kymera and Sanofi, and that certain Letter, entered into as of July 31, 2024, by and between Kymera and Sanofi (the “Agreement”). Kymera and Sanofi are referred to in this Letter individually as a “Party” and collectively as the “Parties.” Capitalized terms used but not defined herein will have the meanings ascribed to such terms in the Agreement.

The Parties desire to collaborate on certain [***] and pursuant to Section 18.5 of the Agreement, the Parties desire to amend the Agreement in accordance with the terms and conditions set forth herein.

In consideration of the foregoing premises and the mutual covenants herein contained, the Parties hereby agree that a new Section 3.2.4 of the Agreement is hereby added as follows:

3.2.4 Sanofi may propose amendments to the Early Development Plan during the Research Term to include [***] in each case that are (a) mutually agreed upon by the Parties and (b) conducted by or on behalf of Sanofi [***]. Sanofi will promptly provide any such proposed amendment to the Early Development Plan to the JRDC for review and discussion. No update or material amendment to the Early Development Plan will be effective unless and until approved by the JRDC in accordance with Section 9.2.2(b); provided that, Sanofi shall have final decision-making authority in the event that such [***].

The Parties hereby further agree that Section 9.9.2(b)(i) of the Agreement is hereby amended and restated in its entirety as follows:

On a Collaboration Target-by-Collaboration Target basis, prior to the Sanofi Participation Election Effective Date (if any), except as set forth in Article 12, (A) Kymera will have final decision-making authority on all matters, except as to the following matters [***] (B) subject to the terms and obligations set forth in Article 8, each Party will have final decision-making authority with respect to matters concerning [***] and (C) Sanofi shall have final decision making authority on [***].

Except as specifically set forth in this Amendment, the Agreement will continue in full force and effect without change. This Amendment (together with all schedules and exhibits attached hereto) constitutes and contains the complete, final and exclusive understanding and agreement of the Parties and cancels and supersedes all prior negotiations, correspondence, understandings and agreements, whether oral or written, between the Parties respecting the subject matter hereof. No amendment, modification or supplement of any provision of this Amendment will be valid or effective unless made in writing and signed by a duly authorized officer of each of Sanofi and Kymera. No provision of this Amendment will be waived by any act, omission or knowledge of a Party or its agents or employees except by an instrument in writing expressly waiving such provision and signed by a duly authorized officer of the waiving Party. The waiver by either Party of any breach of any provision hereof by the other Party will not be construed to be a waiver of any succeeding breach of such provision or a waiver of the provision itself.

This Amendment, and all claims arising under or in connection therewith, will be governed by and interpreted in accordance with the substantive laws of the State of New York, without regard to conflict of law principles thereof.

Yours Sincerely,

On behalf of Genzyme Corporation

By: /s/ Alyssa Johnsen

Name: Alyssa Johnsen

Title: Global Therapeutic Area Head, Immunology and Oncology Department

Acknowledged and Agreed:

On behalf of Kymera Therapeutics, Inc.

By: /s/ Nello Mainolfi

Name: Nello Mainolfi Title: CEO